                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A
                               (Amendment No. 1)

                          AMENDMENT TO CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   March 18, 1997
                                                         ----------------


                          Stevens International, Inc.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                     1-9603               75-2159407
----------------------------        -----------        ------------------
(State or other jurisdiction        (Commission           (IRS Employer
  of incorporation)                 File Number)       Identification No.)


5500 Airport Freeway, Fort Worth, Texas                           76117
----------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code         (817)  831-3911
                                                   -------------------------



                              Page 1 of 7 pages.
                     Index to Exhibits appears at page 7.

Reference is made to the Current Report filed by the Company on Form 8-K dated March 18, 1997 (the "Form 8-K"). The Form 8-K is amended in its entirety by the following:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     SALE OF BERNAL DIVISION

     In March 1997, Stevens International, Inc. (the "Company") sold substantially all the assets of its Bernal Division including the product technology and related intangibles to Bernal International, Inc., a new company formed for the asset purchase. Through the Bernal Division, the Company engaged in the business of designing, manufacturing, distributing and selling machinery and related equipment, dies and support services for the package printing and consumer products related industries at the Company's facility in Rochester Hills, Michigan. The cash proceeds were approximately $15 million, and in addition, the purchaser assumed certain liabilities of Bernal, including the accounts payable. This transaction resulted in a $12 million permanent reduction of the Company's senior debt. In 1996, Bernal contributed sales of approximately $17.8 million and approximately $0.7 million income before interest, corporate charges and taxes. The loss on the sale of Bernal assets of approximately $3.5 million is reflected in the 1996 results of operations. This asset sale resulted in a tax charge of $1.2 million from a taxable gain due to the non-deductible Bernal goodwill expensed upon the sale of Bernal's technology. The accompanying pro forma statement of operations for the 12 months ended December 31, 1996 shows the impact of the sale of the Bernal Division on 1996 operations, assuming the transaction had occurred as of January 1, 1996.

     To the best knowledge of the Company, there is no material relationship between Purchaser and the Company or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) NONE.

     (b) PRO FORMA FINANCIAL INFORMATION.

     Pro Forma Consolidated Statements of Operations for the year ended December 31, 1996

     Pro Forma Balance Sheet as of December 31, 1996.

     (c) EXHIBITS.

     The following is a list of exhibits filed as part of this Amendment to Current Report on Form 8-K.

EXHIBIT       DESCRIPTION OF EXHIBIT
-------    ----------------------------
NUMBER
------

  2.1      Asset Purchase Agreement (1)

__________________

(1)  Previously filed.

                 STEVENS INTERNATIONAL, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                   PRO FORMA
               ASSUMING BERNAL DIVISION WAS SOLD JANUARY 1, 1996
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                                YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------
                                                                                   PRO FORMA           PRO FORMA
                                                                     1996         TRANSACTIONS          AMOUNTS
                                                                    --------------------------------------------
Net sales.........................................................  $ 65,659        $(17,839) (1)      $ 47,820
Cost of sales.....................................................    74,243         (14,302) (1)        59,941
                                                                    --------        --------           --------
Gross profit (loss)...............................................    (8,584)         (3,537)           (12,121)
Selling, general and administrative expenses......................   (22,485)          2,456  (1)       (20,029)
Restructuring charge..............................................    (1,300)             --             (1,300)
Loss on sale of assets............................................    (3,472)          3,472  (2)            --
                                                                    --------        --------           --------
Operating income (loss)...........................................   (35,841)          2,391            (33,450)
Other income (expense):
   Interest income................................................        63              --                 63
   Interest expense...............................................    (3,984)          1,189  (3)        (2,795)
   Lawsuit settlement expense.....................................      (700)             --               (700)
   Other, net.....................................................      (758)            374  (1)          (384)
                                                                    --------        --------           --------
                                                                      (5,379)          1,563             (3,816)
                                                                    --------        --------           --------
Income (loss) before taxes........................................   (41,220)          3,954            (37,266)
Income tax benefit (expense)......................................     7,000           1,200  (1)         8,200
                                                                    --------        --------           --------

       Net income (loss)..........................................  $(34,220)       $  5,154           $(29,066)
                                                                    ========        ========           ========

Income (loss) per common share:
       Net income (loss)..........................................  $  (3.62)       $   0.54           $  (3.08)
                                                                    ========        ========           ========

Weighted average number of shares of common and common
 stock equivalents outstanding during the periods.................     9,451           9,451              9,451
                                                                    ========        ========           ========

(1)  To exclude sale and costs incurred by Bernal Division in 1996.
(2) The "loss on sale of assets" is eliminated, assuming the loss, if any, would have been previously recognized.
(3) Decrease in interest expense for 1996, assuming the $14,412,000 in net proceeds reduced the Company's Senior indebtedness at January 1, 1996 at an interest rate of 8.25% for the 12 months.

                 STEVENS INTERNATIONAL, INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                   PRO FORMA
              ASSUMING BERNAL DIVISION WAS SOLD DECEMBER 31, 1996
                   (AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

                                                                         DECEMBER 31,
                                                               ------------------------------------
                                                                         PRO FORMA        PRO FORMA
                                                                         ---------        ---------
              ASSETS                                             1996   TRANSACTIONS       AMOUNTS
              ------                                           -------  ------------      ---------
Current assets:
   Cash......................................................  $  3,338                   $  3,338
   Trade accounts receivable, less allowance for losses of...    11,777                     11,777
    $4,225 and $655 in 1996 and 1995, respectively
   Costs and estimated earnings in excess of billings on.....     4,263                      4,263
    long-term contracts
   Inventory.................................................    14,169                     14,169
   Refundable income taxes...................................     2,464                      2,464
   Other current assets......................................     2,095       (162)  (1)     1,933
   Assets held for sale......................................    14,250   $(14,250)  (1)        --
                                                               --------   --------        --------
       Total current assets..................................    52,356    (14,412)         37,944
Property, plant and equipment, net...........................    17,957                     17,957
Other assets, net............................................     7,104                      7,104
                                                               --------   --------        --------
                                                               $ 77,417   $(14,412)       $ 63,005
                                                               ========   ========        ========
       LIABILITIES AND STOCKHOLDERS' EQUITY
       ------------------------------------
 Current liabilities:
   Trade accounts payable....................................  $  9,834                   $  9,834
   Billings in excess of costs and estimated earnings on
    long-term contracts......................................     1,544                      1,544

   Other current liabilities.................................    11,697                     11,697
   Customer deposits.........................................     2,064                      2,064
   Advances from affiliates..................................       950                        950
   Current portion of long-term debt.........................    37,743    (14,412)  (1)    23,331
                                                               --------   --------        --------
       Total current liabilities.............................    63,832    (14,412)         49,420
Long-term debt...............................................       113                        113
Deferred income taxes........................................        --                         --
Deferred pension costs.......................................     2,576                      2,576
Commitments and contingencies
Stockholders' equity:
   Series A Common Stock, $0.10 par value....................       734                        734
   Series B Common Stock, $0.10 par value....................       211                        211
   Additional paid-in capital................................    39,844                     39,844
   Foreign currency translation adjustment...................      (167)                      (167)
   Excess pension liability adjustment.......................    (1,466)                    (1,466)
   Retained earnings (deficit)...............................   (28,260)                   (28,260)
                                                               --------                   --------
       Total stockholders' equity............................    10,896                     10,896
                                                               --------   --------        --------
                                                               $ 77,417   $(14,412)       $ 63,005
                                                               ========   ========        ========


(1) There are no pro forma transactions, other than the assumed sale on 12/31/96, as the sale of Bernal Division was reflected in the December 31, 1996 balance sheet. Proceeds from the sale were used as a direct reduction of the current portion of long-term debt and the elimination of the deferred expenses of the sale.

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STEVENS INTERNATIONAL, INC.



Date:  May 29, 1997                 By:   /s/  Paul I. Stevens
                                         -----------------------------------
                                          Paul I. Stevens
                                          Chairman of the Board,
                                          Chief Executive Officer and
                                          Acting Chief Financial Officer

                               INDEX TO EXHIBITS


                                                           SEQUENTIALLY
        EXHIBIT                                              NUMBERED
        NUMBER     EXHIBIT                                      PAGE
        -------    -------                                 ------------

          2.1      Asset Purchase Agreement (1)

-----------------------

(1)  Previously filed.